                                                                  EXECUTION COPY

                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                                       and

                              THE BANK OF NEW YORK,
                                   as Trustee

                           3.50% Senior Notes due 2008

                          Second Supplemental Indenture

                            Dated as of May 16, 2003

     SECOND SUPPLEMENTAL INDENTURE, dated as of May 16, 2003 (this "Second
Supplemental Indenture"), between MIDAMERICAN ENERGY HOLDINGS COMPANY, an Iowa corporation (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (the "Trustee") under the Original Indenture referred to below.

                                   WITNESSETH:

     WHEREAS, the Company has heretofore executed and delivered to the Trustee that certain Indenture, dated as of October 4, 2002 (hereinafter called the
"Original Indenture," and together with this Second Supplemental Indenture, the
"Indenture"), to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness, the form and terms of which are to be established as set forth in Sections 2.01 and 3.01 of the
Original Indenture;

     WHEREAS, Section 9.01 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted in Sections 2.01 and 3.01 of the Original Indenture and of appointing an Authenticating Agent with respect to the Securities of any series;

     WHEREAS, the Company desires to create one series of its unsecured debentures in an aggregate principal amount of Four Hundred Fifty Million
Dollars ($450,000,000) to be designated the "3.50% Senior Notes due 2008" (the
"Securities"), and all action on the part of the Company necessary to authorize the issuance of the Securities under the Original Indenture and this Second
Supplemental Indenture has been duly taken; and

     WHEREAS, all acts and things necessary (i) to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture, the valid and binding obligations of the
Company and (ii) to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed.

     NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

     That in consideration of the premises and of the acceptance and purchase of the Securities by the holders thereof and of the acceptance of this trust by the
Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of holders of the Securities, as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the forms of Securities attached

hereto as Exhibits A through E. In addition, for all purposes of this Second
Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise expressly requires, the following terms shall have the respective meanings assigned to them as follows and shall be construed as if defined in Article I of the Original Indenture:

     "Exchange Security" means a security in global or definitive form substantially in the form set forth in Exhibit E to this Second Supplemental
Indenture.

     "Global Security" means a Rule 144A Global Security, a Regulation S
Temporary Global Security, or a Regulation S Permanent Global Security, in
global form substantially in the form set forth in Exhibits A, B and C, respectively, to this Second Supplemental Indenture.

     "Initial Purchasers" means Credit Suisse First Boston LLC, ABN AMRO
Incorporated, Banc One Capital Markets, Inc. and BNP Paribas Securities Corp.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated May 13, 2003, among the Company and the Initial Purchasers.

                                   ARTICLE II.

                      TERMS AND ISSUANCE OF THE SECURITIES

     Section 2.01 Issue of Securities. One series of the Securities, which shall be designated the "3.50% Senior Notes due 2008" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this Second Supplemental Indenture (including the forms of Securities set forth in Exhibits A through E, as applicable). The aggregate principal amount of the
3.50% Senior Notes due 2008 which may be authenticated and delivered under this
Second Supplemental Indenture shall not exceed $450,000,000.

     Section 2.02 Optional Redemption. The Securities may be redeemed, in whole or in part, at the option of the Company pursuant to the terms set forth in paragraph 2 of the Securities to be redeemed. The provisions of Article XI of the Original Indenture shall also apply to any redemption of the Securities by the Company.

     Section 2.03 Limitation on Liens. The covenant provided by Section 10.04 of the Original Indenture shall be applicable to the Securities.

     Section 2.04 Change of Control. The covenant provided by Section 10.10 of the Original Indenture shall be applicable to the Securities.

     Section 2.05 Place of Payment. The Place of Payment in respect of the
Securities will be in The City of New York, initially at the Corporate Trust
Office of The Bank of New York (which as of the date hereof is located at 101
Barclay Street, Floor 8W, New York, New York 10286 Attention: Corporate Trust
Administration).

     Section 2.06 Form of Securities; Incorporation of Terms. The forms of the
Securities shall be substantially in the forms of Exhibits A through E attached hereto, as

                                       2

applicable, the respective terms of which are incorporated herein by reference and which are part of this Second Supplemental Indenture. The Securities shall be issued as one or more Global Securities in fully registered form and one or more Definitive Securities in fully registered form, as determined in accordance with Section 2.01 of the Original Indenture. The Global Securities shall be delivered by the Trustee to the Depositary, as the Holder thereof, or a nominee or custodian therefor, to be held by the Depositary in accordance with the
Original Indenture.

     Section 2.07 Exchange of the Global Securities. Each of the Global
Securities shall be exchangeable for Definitive Securities only as provided in
Section 3.07(b)(ii) of the Original Indenture.

     Section 2.08 Interest Payment Dates for the Securities. The Interest
Payment Dates for the Securities shall be May 15 and November 15 in each year, commencing November 15, 2003 and continuing until the Principal Amount of the
Securities is paid in full or made available for payment in accordance with the terms of the Indenture and the Securities.

     Section 2.09 Regular Record Date for the Securities. The Regular Record
Date for the Securities shall be the May 1 or November 1 immediately prior to each Interest Payment Date.

     Section 2.10 Authorized Denominations. Beneficial interests in Global
Securities, as well as Definitive Securities, may be held only in denominations of $1,000 and integral multiples of $1,000.

                                  ARTICLE III.

                                   DEPOSITARY

     Section 3.01 Depositary. The Depository Trust Company, its nominees and their respective successors are hereby appointed Depositary with respect to the
Global Securities.

                                   ARTICLE IV.

                        AMENDMENTS TO ORIGINAL INDENTURE

     Section 4.01 Definition of "Rating Decline". The definition of "Rating
Decline" set forth in Section 1.01 of the Original Indenture is hereby amended by deleting the words "will be" in subsections (1) and (2) of such definition and inserting in the place thereof the word "is."

     Section 4.02 Events of Default. With respect to the Securities and any other securities issued pursuant to the Original Indenture after the date hereof, Section 5.01(f) of the Original Indenture is hereby amended by inserting the phrase "(other than Berkshire Hathaway or any of its Affiliates that provide commercial insurance in the ordinary course of their business)" after the phrase
"an Affiliate of the Company."

                                       3

                                   ARTICLE V.

                                  MISCELLANEOUS

     Section 5.01 Execution as Supplemental Indenture. This Second Supplemental
Indenture is executed and shall be construed as an indenture supplemental to the
Original Indenture and, as provided in the Original Indenture, this Second
Supplemental Indenture forms a part thereof.

     Section 5.02 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     Section 5.03 Successors and Assigns. All covenants and agreements in this
Second Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     Section 5.04 Separability Clause. In case any provision in this Second
Supplemental Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 5.05 Benefits of Second Supplemental Indenture. Nothing in this
Second Supplemental Indenture or in the Securities, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Second Supplemental Indenture.

     Section 5.06 Execution in Counterparts. This Second Supplemental Indenture
may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 5.07 Trustee. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture. The statements herein are deemed to be those of the Company and not of the Trustee.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       4

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental
Indenture to be duly executed by their respective officers or directors duly authorized thereto, all as of the day and year first above written.

                                   MIDAMERICAN ENERGY HOLDINGS COMPANY

                                   By: /s/ Douglas L. Anderson
                                      ---------------------------------------
                                   Name:  Douglas L. Anderson
                                   Title: Senior Vice President and
                                          General Counsel

                                   THE BANK OF NEW YORK,
                                     as Trustee

                                   By: /s/ Robert A. Massimillo
                                      ---------------------------------------
                                   Name:  Robert A. Massimillo
                                   Title: Vice President

                         (Second Supplement Indenture)

                                    EXHIBITS
                                    --------

Exhibit A     Form of 144A Global Senior Note due 2008
Exhibit B     Form of Regulation S Temporary Global Senior Note due 2008
Exhibit C     Form of Regulation S Permanent Global Senior Note due 2008
Exhibit D     Form of Restricted Definitive Senior Note due 2008
Exhibit E     Form of Private Exchange Senior Note due 2008

                                                                       EXHIBIT A

                        FORM OF FACE OF RULE 144A GLOBAL
                              SENIOR NOTE DUE 2008

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE
HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A
NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED
IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE
LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS
SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO
A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY
OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO
A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE
REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES
AS DIRECTED IN WRITING BY THE DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE
REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

     THIS SECURITY HAS BEEN INITIALLY RESOLD IN RELIANCE ON RULE 144A UNDER THE
SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE
WITH ITS TERMS AND THE TERMS OF THE INDENTURE:

     THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED
STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND,
ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR
THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING
SENTENCE. BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY
OWNERS OF INTERESTS HEREIN (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL
BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT
BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y)
THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL
OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD
REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR
OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE
THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A
UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" THAT
PRIOR TO SUCH TRANSFER FURNISHED TO THE

                                  Exhibit A-1

TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS
RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH
LETTER CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF
AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES AT THE TIME OF TRANSFER OF LESS THAN
$250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS
IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN
COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION
FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE)
OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT
AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS
TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE
COMPANY DETERMINES OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL
BE REMOVED BY THE COMPANY (1) UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION
OF THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING
FROM THE LATER OF (A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST
DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF
THIS SECURITY (OR ANY PREDECESSOR HEREOF) OR (2) WITH RESPECT TO SECURITIES SOLD
IN RELIANCE ON REGULATION S, FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS
BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS
SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN
REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN,
THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE
MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                  Exhibit A-2

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                           3.50% Senior Notes due 2008

                                                               $[              ]

No. [__]                                                   CUSIP No. 59562V AG 2
                                                           ISIN No. US59562VAG23

     MIDAMERICAN ENERGY HOLDINGS COMPANY, a corporation organized under the laws of Iowa (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [________] Dollars (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount") on May 15, 2008, and to pay interest thereon from
May 16, 2003, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 2003, at the rate of 3.50% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 3.50% per annum (or, if lower, the maximum rate legally enforceable) from the dates such amounts are due until they are paid or made available for payment; provided, further, that if a
Registration Default (as defined in the Registration Rights Agreement) occurs with respect to this Security, interest will accrue on this Security at a rate of 0.5% per annum from and including the date on which any such Registration
Default shall occur, until but excluding the date on which all Registration
Defaults have been cured. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a
Business Day), as the case may be, immediately preceding such Interest Payment
Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more
Predecessor Securities) is registered at the close of business on a Special
Record Date for the payment of such Defaulted Interest to be fixed by the
Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at any place of payment or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of
New York, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security
Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S.

                                  Exhibit A-3

Dollar account maintained by the Holder with a bank in the United States;
provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET
FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES
HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the
Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                  Exhibit A-4

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

Attest:

By:
   -------------------------------------
   Name:
   Title:

                                  Exhibit A-5

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                          as Trustee

Dated: __________                       By:
                                           ------------------------------------
                                           Authorized Signatory

                                  Exhibit A-6

            FORM OF REVERSE OF RULE 144A GLOBAL SENIOR NOTE DUE 2008
                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                           3.50% Senior Notes due 2008

     1. GENERAL

     This Security is one of a duly authorized issue of Securities of the
Company (the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of October 4, 2002 (the "Original Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the Second Supplemental Indenture, dated as of May 16, 2003 (together with the
Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the
Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture.
This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $450,000,000.

     2. OPTIONAL REDEMPTION

     The Securities of this series are subject to redemption upon not less than
30 or more than 60 days' notice to the Holders of such Securities as provided in the Indenture, at any time, as a whole or in part, at the election of the
Company, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the
Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

     "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable
Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i)
the average of the bid and asked prices for the Comparable Treasury Issue
(expressed in each case as a percentage of its principal amount) on the third
Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the
Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for

                                  Exhibit A-7

U.S. Government Securities" or (ii) if such release (or any successor release)
is not published or does not contain such prices on such Business Day, the
Reference Treasury Dealer Quotation for such Redemption Date.

     "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

     "Reference Treasury Dealer" means a primary U.S. government securities dealer in New York City appointed by the Company.

     "Reference Treasury Dealer Quotation" means, with respect to the Reference
Treasury Dealer and any Redemption Date, the average, as determined by the
Company, of the bid and asked prices for the Comparable Treasury Issue
(expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

     Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

     If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the
Trustee in any manner the Trustee deems fair and appropriate.

     Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

     In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

     3. DEFEASANCE

     The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

     4. DEFAULTS AND REMEDIES

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the
Indenture. At any time after such declaration of acceleration with respect to
Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority

                                  Exhibit A-8

in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of
Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time
Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c)
such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the
Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice and offer of indemnity from the Holder, and request from the Holders, shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the
Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     5. AMENDMENT AND WAIVER

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the
Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the
Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                                  Exhibit A-9

     6. TRANSFER AND EXCHANGE; DENOMINATIONS

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this
Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of the series of which this Security is a part are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the
Company, the Trustee and any agent of the Company or the Trustee may treat the
Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the
Trustee nor any such agent shall be affected by notice to the contrary.

     7. SUCCESSOR OBLIGORS

     When a successor assumes all the obligations of its predecessor under the
Securities of this series and the Indenture in accordance with the terms of the
Indenture, the predecessor will be released from those obligations.

     8. TRUSTEE DEALINGS WITH THE COMPANY

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

     9. NO RECOURSE AGAINST OTHERS

     No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the
Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the
Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

                                  Exhibit A-10

     10. AUTHENTICATION

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

     11. CUSIP NUMBERS

     Pursuant to a recommendation promulgated by the Committee on Uniform
Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the
Securities of this series.

     12. GOVERNING LAW

     This Security shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General
Obligations Law, but otherwise without regard to the principles of conflict of laws thereof.

     13. DEFINED TERMS

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  Exhibit A-11

                                                                      SCHEDULE A

                            [SCHEDULE OF ADJUSTMENTS]

Initial Principal Amount: U.S.$__________________

                                   NOTIFICATION MADE                        PRINCIPAL AMOUNT      ON BEHALF OF THE
                                    PRINCIPAL AMOUNT    PRINCIPAL AMOUNT        FOLLOWING         SECURITY EXCHANGE
DATE ADJUSTMENT MADE                    INCREASE            DECREASE           ADJUSTMENT          AGENT/REGISTRAR
-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

-----------------------------     --------------------  ----------------    ----------------      -----------------

                                  Exhibit A-12

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to a Change of Control Offer made in accordance with
Section 10.10 of the Original Indenture, check the applicable boxes:

     I wish to have the Securities purchased by the Company:

          [ ]  in whole

          [ ]  in part

          Amount to be
          purchased:    $________________

Dated:                             Signature:
      ----------------------                 -----------------------------------
                                             (sign exactly as your name appears
                                             on the other side of this Security)

Signature
Guarantee:
          ----------------------------

(Your signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Securities
Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion
Signature Program ("MSP") or such other signature guarantee program as may be determined by the Securities Registrar in addition to, or in substitution for,
STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number:
                               ----------------------------------

                                  Exhibit A-13

                                                                       EXHIBIT B

                     FORM OF FACE OF REGULATION S TEMPORARY
                           GLOBAL SENIOR NOTE DUE 2008

     THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND
THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES,
ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR
THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY SHALL BE
ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE
HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A
NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED
IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE
LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS
SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO
A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY
OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO
A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE
REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES
AS DIRECTED IN WRITING BY THE DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE
REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

     THIS SECURITY HAS BEEN ISSUED IN RELIANCE ON REGULATION S UNDER THE
SECURITIES ACT AND SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE
WITH ITS TERMS AND THE TERMS OF THE INDENTURE:

     THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED
STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND,
ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR
THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING
SENTENCE. BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY
OWNERS OF INTERESTS HEREIN (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL
BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES

                                  Exhibit B-1

ACT), (2) AGREES THAT BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF
THIS SECURITY OR (Y) THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF
WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH
THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT
RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY
AFFILIATE THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH
RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL "ACCREDITED
INVESTOR" THAT PRIOR TO SUCH TRANSFER FURNISHED TO THE TRUSTEE A SIGNED LETTER
CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS
ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE
TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF
SECURITIES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL
ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE
SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER
THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY
RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL
DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE
SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE COMPANY DETERMINES
OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE
COMPANY (1) UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD
REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF
(A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE
COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF THIS SECURITY (OR
ANY PREDECESSOR HEREOF) OR (2) WITH RESPECT TO SECURITIES SOLD IN RELIANCE ON
REGULATION S, FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS BEGINNING ON AND
INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS SECURITY ARE
OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B)
THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN, THE TERMS "OFFSHORE
TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM
BY REGULATION S UNDER THE SECURITIES ACT.

                                  Exhibit B-2

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                           3.50% Senior Notes due 2008

                                                                   $[          ]

No. [___]                                                  CUSIP No. U59354 AC 1
                                                           ISIN No. USU59354AC15

     MIDAMERICAN ENERGY HOLDINGS COMPANY, a corporation organized under the laws of Iowa (the "Company," which term includes any successor corporation under the
Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [__________]
Dollars (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the
"Principal Amount"), on May 15, 2008, and to pay interest thereon from May 16,
2003, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 2003, at the rate of 3.50% per annum, until the
Principal Amount hereof is paid or made available for payment; provided that any
Principal Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 3.50% per annum (or, if lower, the maximum rate legally enforceable) from the dates such amounts are due until they are paid or made available for payment; provided, further, that if a
Registration Default (as defined in the Registration Rights Agreement) occurs with respect to this Security, interest will accrue on this Security at a rate of 0.5% per annum from and including the date on which any such Registration
Default shall occur, until but excluding the date on which all Registration
Defaults have been cured. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a
Business Day), as the case may be, immediately preceding such Interest Payment
Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more
Predecessor Securities) is registered at the close of business on a Special
Record Date for the payment of such Defaulted Interest to be fixed by the
Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Until this Regulation S Temporary Global Security is exchanged for one or more Regulation S Permanent Global Securities, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Security shall in all other respects be entitled to the same benefits as other Securities under the Indenture.

     Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at any place of payment or at the office or agency of the Company

                                  Exhibit B-3

maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts, provided, however, that payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of
Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET
FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES
HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the
Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                  Exhibit B-4

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                        MIDAMERICAN ENERGY HOLDINGS COMPANY

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

Attest:

By:
   -----------------------------------
   Name:
   Title:

                                  Exhibit B-5

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                          as Trustee

Dated:                                  By:
      ------------------                   ------------------------------------
                                           Authorized Signatory

                                   Exhibit B-6

                    FORM OF REVERSE OF REGULATION S TEMPORARY
                           GLOBAL SENIOR NOTE DUE 2008

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                           3.50% Senior Notes due 2008

     1. GENERAL

     This Security is one of a duly authorized issue of securities of the
Company (the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of October 4, 2002 (the "Original Indenture"), between the Company and The Bank of New York as trustee (the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the Second Supplemental Indenture, dated as of May 16, 2003 (together with the
Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the
Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture.
This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $450,000,000.

     2. OPTIONAL REDEMPTION

     The Securities of this series are subject to redemption upon not less than
30 or more than 60 days' notice to the Holders of such Securities as provided in the Indenture, at any time, as a whole or in part, at the election of the
Company, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the
Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

     "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable
Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i)
the average of the bid and asked prices for the Comparable Treasury Issue
(expressed in each case as a percentage of its principal amount) on the third
Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published

                                   Exhibit B-7

by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m.
Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such
Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

     "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

     "Reference Treasury Dealer" means a primary U.S. government securities dealer in New York City appointed by the Company.

     "Reference Treasury Dealer Quotation" means, with respect to the Reference
Treasury Dealer and any Redemption Date, the average, as determined by the
Company, of the bid and asked prices for the Comparable Treasury Issue
(expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

     Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

     If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the
Trustee in any manner the Trustee deems fair and appropriate.

     Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

     In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

     3. DEFEASANCE

     The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

     4. DEFAULTS AND REMEDIES

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the
Indenture. At any time after such declaration of acceleration with respect to
Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by

                                   Exhibit B-8

reason of such declaration of acceleration) then, and in every such case, the
Holders of a majority in aggregate principal amount of the Outstanding securities under the Indenture may, by written notice to the Company and to the
Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of
Default with respect to the securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time
Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c)
such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the
Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice and offer of indemnity from the Holder, and request from the Holders, shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the
Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     5. AMENDMENT AND WAIVER

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the
Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the
Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                                   Exhibit B-9

     6. TRANSFER AND EXCHANGE; DENOMINATIONS

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this
Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of the series of which this Security is a part are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the
Company, the Trustee and any agent of the Company or the Trustee may treat the
Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this security be overdue, and neither the Company, the
Trustee nor any such agent shall be affected by notice to the contrary.

     This Regulation S Temporary Global Security is exchangeable in whole or in part for one or more Global Securities only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii)
upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this
Regulation S Temporary Global Security for one or more Global Securities, the
Trustee shall cancel this Regulation S Temporary Global Security.

     7. SUCCESSOR OBLIGORS

     When a successor assumes all the obligations of its predecessor under the
Securities of this series and the Indenture in accordance with the terms of the
Indenture, the predecessor will be released from those obligations.

     8. TRUSTEE DEALINGS WITH THE COMPANY

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

                                   Exhibit B-10

     9. NO RECOURSE AGAINST OTHERS

     No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the
Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the
Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

     10. AUTHENTICATION

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

     11. ISIN NUMBER

     This Security will bear an ISIN number. No representation is made as to the accuracy of such number as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

     12. GOVERNING LAW

     This Security shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General
Obligations Law, but otherwise without regard to the principles of conflict of laws thereof.

     13. DEFINED TERMS

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   Exhibit B-11

                                                                      SCHEDULE A

                             SCHEDULE OF ADJUSTMENTS

Initial Principal Amount: U.S.$[__________________]

                            NOTATION MADE                          PRINCIPAL AMOUNT      ON BEHALF OF THE
                          PRINCIPAL AMOUNT    PRINCIPAL AMOUNT         FOLLOWING         SECURITY EXCHANGE
DATE ADJUSTMENT MADE          INCREASE            DECREASE            ADJUSTMENT          AGENT/REGISTRAR
--------------------      ----------------    ----------------     -----------------     ------------------

--------------------      ----------------    ----------------     -----------------     ------------------

--------------------      ----------------    ----------------     -----------------     ------------------

--------------------      ----------------    ----------------     -----------------     ------------------

--------------------      ----------------    ----------------     -----------------     ------------------

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                                   Exhibit B-12

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to a Change of Control Offer made in accordance with
Section 10.10 of the Original Indenture, check the applicable boxes:

     I wish to have the Securities purchased by the Company:

          [ ]  in whole

          [ ]  in part

          Amount to be
          purchased:    $________________

Dated:                             Signature:
      ----------------------                 -----------------------------------
                                             (sign exactly as your name appears
                                             on the other side of this Security)

Signature
Guarantee:        ______________________________

(Your signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Securities
Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion
Signature Program ("MSP") or such other signature guarantee program as may be determined by the Securities Registrar in addition to, or in substitution for,
STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number:
                               ----------------------------------

                                   Exhibit B-13

                                                                       EXHIBIT C

                     FORM OF FACE OF REGULATION S PERMANENT
                           GLOBAL SENIOR NOTE DUE 2008

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE
HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A
NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED
IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE
LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS
SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO
A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY
OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO
A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY) MAY BE
REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

     UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE OR PAYMENT, AND ANY DEFINITIVE SECURITY IS ISSUED IN THE NAME OR NAMES
AS DIRECTED IN WRITING BY THE DEPOSITARY, ANY TRANSFER, PLEDGE, OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE
REGISTERED OWNER HEREOF, THE DEPOSITARY, HAS AN INTEREST HEREIN.

                                   Exhibit C-1

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                           3.50% Senior Notes due 2008

                                                                   $[          ]

No. [___]                                                  CUSIP No. U59354 AC 1
                                                           ISIN No. USU59354AC15

     MIDAMERICAN ENERGY HOLDINGS COMPANY, a corporation organized under the laws of Iowa (the "Company," which term includes any successor corporation under the
Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [__________]
Dollars (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the
"Principal Amount"), on May 15, 2008, and to pay interest thereon from May 16,
2003, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 2003 at the rate of 3.50% per annum until the Principal
Amount hereof is paid or made available for payment; provided that any Principal
Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 3.50% per annum (or, if lower, the maximum rate legally enforceable) from the dates such amounts are due until they are paid or made available for payment; provided, further, that if a Registration Default
(as defined in the Registration Rights Agreement) occurs with respect to this
Security, interest will accrue on this Security at a rate of 0.5% per annum from and including the date on which any such Registration Default shall occur, until but excluding the date on which all Registration Defaults have been cured. The interest so payable, and punctually paid or duly provided for, on any Interest
Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the
Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted
Interest to be fixed by the Trustee, notice whereof shall be given to Holders of
Securities of this series not less than 10 days prior to such Special Record
Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at any place of payment or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of
New York, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts, provided, however, that payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security
Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S.

                                   Exhibit C-3

Dollar account maintained by the Holder with a bank in the United States;
provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET
FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES
HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the
Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                   Exhibit C-4

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                   MIDAMERICAN ENERGY HOLDINGS COMPANY

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

Attest:

By:
   ---------------------------------------
   Name:
   Title:

                                   Exhibit C-5

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                          as Trustee

Dated:                                 By:
      ----------------------              -----------------------------------
                                           Authorized Signatory

                                   Exhibit C-6

                    FORM OF REVERSE OF REGULATION S PERMANENT
                           GLOBAL SENIOR NOTE DUE 2008

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                           3.50% Senior Notes due 2008

     1. GENERAL

     This Security is one of a duly authorized issue of securities of the
Company (the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of October 4, 2002 (the "Original Indenture"), between the Company and The Bank of New York as trustee (the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the Second Supplemental Indenture, dated as of May 16, 2003 (together with the
Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the
Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture.
This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $450,000,000.

     2. OPTIONAL REDEMPTION

     The Securities of this series are subject to redemption upon not less than
30 or more than 60 days' notice to the Holders of such Securities as provided in the Indenture, at any time, as a whole or in part, at the election of the
Company at any time, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the
Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

     "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable
Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i)
the average of the bid and asked prices for the Comparable Treasury Issue
(expressed in each case as a percentage of its principal amount) on the third
Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published

                                   Exhibit C-7

by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m.
Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such
Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

     "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

     "Reference Treasury Dealer" means a primary U.S. government securities dealer in New York City appointed by the Company.

     "Reference Treasury Dealer Quotation" means, with respect to the Reference
Treasury Dealer and any Redemption Date, the average, as determined by the
Company, of the bid and asked prices for the Comparable Treasury Issue
(expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

     Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

     If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the
Trustee in any manner the Trustee deems fair and appropriate.

     Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

     In the event of redemption of this Security in part only, the Trustee will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.

     3. DEFEASANCE

     The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

     4. DEFAULTS AND REMEDIES

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the
Indenture. At any time after such declaration of acceleration with respect to
Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by

                                   Exhibit C-8

reason of such declaration of acceleration) then, and in every such case, the
Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the
Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of
Default with respect to the securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time
Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c)
such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the
Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice and offer of indemnity from the Holder, and request from the Holders shall have failed to institute any such proceeding.
The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     5. AMENDMENT AND WAIVER

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the
Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the
Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                                   Exhibit C-9

     6. TRANSFER AND EXCHANGE; DENOMINATIONS

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this
Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of the series of which this Security is a part are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the
Company, the Trustee and any agent of the Company or the Trustee may treat the
Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this security be overdue, and neither the Company, the
Trustee nor any such agent shall be affected by notice to the contrary.

     7. SUCCESSOR OBLIGORS

     When a successor assumes all the obligations of its predecessor under the
Securities of this series and the Indenture in accordance with the terms of the
Indenture, the predecessor will be released from those obligations.

     8. TRUSTEE DEALINGS WITH THE COMPANY

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

     9. NO RECOURSE AGAINST OTHERS

     No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the
Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the
Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

                                   Exhibit C-10

     10. AUTHENTICATION

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

     11. ISIN NUMBER

     This Security will bear an ISIN number. No representation is made as to the accuracy of such number as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

     12. GOVERNING LAW

     This Security shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General
Obligations Law, but otherwise without regard to the principles of conflict of laws thereof.

     13. DEFINED TERMS

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   Exhibit C-11

                                                                      SCHEDULE A

                             SCHEDULE OF ADJUSTMENTS

Initial Principal Amount: U.S.$[__________________]

                          NOTATION MADE                          PRINCIPAL AMOUNT      ON BEHALF OF THE
                        PRINCIPAL AMOUNT    PRINCIPAL AMOUNT         FOLLOWING         SECURITY EXCHANGE
DATE ADJUSTMENT MADE        INCREASE            DECREASE            ADJUSTMENT          AGENT/REGISTRAR
--------------------    ----------------    ----------------     ----------------      -----------------

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                                   Exhibit C-12

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to a Change of Control Offer made in accordance with
Section 10.10 of the Original Indenture, check the applicable boxes:

     I wish to have the Securities purchased by the Company:

          [ ]  in whole

          [ ]  in part

          Amount to be
          purchased:    $________________

Dated:                             Signature:
      -----------------------                -----------------------------------
                                             (sign exactly as your name appears
                                             on the other side of this Security)

Signature
Guarantee:        ______________________________

(Your signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Securities
Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion
Signature Program ("MSP") or such other signature guarantee program as may be determined by the Securities Registrar in addition to, or in substitution for,
STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number:
                               ----------------------------------

                                   Exhibit C-13

                                                                       EXHIBIT D

                      FORM OF FACE OF RESTRICTED DEFINITIVE
                              SENIOR NOTE DUE 2008

     THIS SECURITY HAS INITIALLY BEEN RESOLD TO AN INSTITUTIONAL "ACCREDITED
INVESTOR" (AS DESCRIBED BY RULE 501(a)(1), (2), (3) or (7) UNDER THE SECURITIES
ACT) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND
SHALL BEAR THE FOLLOWING LEGEND UNTIL REMOVABLE IN ACCORDANCE WITH ITS TERMS AND
THE TERMS OF THE INDENTURE:

     THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED
STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND,
ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR
THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING
SENTENCE. BY ITS ACQUISITION HEREOF, EACH OF THE HOLDER OF THIS SECURITY AND ANY
OWNERS OF INTERESTS HEREIN (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL
BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT
BEGINNING FROM THE LATER OF (X) THE ORIGINAL ISSUE DATE OF THIS SECURITY OR (Y)
THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL
OWNER OF THIS SECURITY (OR ANY PREDECESSOR HEREOF) THROUGH THE TIME PERIOD
REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT, IT WILL NOT RESELL OR
OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY AFFILIATE
THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A
UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" THAT
PRIOR TO SUCH TRANSFER FURNISHED TO THE TRUSTEE A SIGNED LETTER CONTAINING
CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER
OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE)
AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF
SECURITIES AT THE TIME OF TRANSFER OF LESS THAN $250,000, AN OPINION OF COUNSEL
ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE
SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER
THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY
RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL
DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE
SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. UNLESS THE COMPANY DETERMINES
OTHERWISE IN ACCORDANCE WITH APPLICABLE LAW, THIS LEGEND WILL BE REMOVED BY THE
COMPANY (1) UPON REQUEST OF THE HOLDER, AFTER THE EXPIRATION OF THE TIME PERIOD
REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT BEGINNING FROM THE LATER OF
(A) THE ORIGINAL ISSUE DATE OF THIS SECURITY AND (B) THE LAST DATE ON WHICH THE
COMPANY OR ANY AFFILIATE THEREOF WAS THE BENEFICIAL OWNER OF

                                   Exhibit D-1

THIS SECURITY (OR ANY PREDECESSOR HEREOF) OR (2) WITH RESPECT TO SECURITIES SOLD
IN RELIANCE ON REGULATION S, FOLLOWING THE EXPIRATION OF 40 CONSECUTIVE DAYS
BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH INTERESTS IN THIS
SECURITY ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN
REGULATION S) AND (B) THE ORIGINAL ISSUE DATE OF THIS SECURITY. AS USED HEREIN,
THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE
MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                   Exhibit D-2

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                           3.50% Senior Notes due 2008

                                                                $[             ]

No. [__]                                                  CUSIP No. [__________]
                                                           ISIN No. [__________]

     MIDAMERICAN ENERGY HOLDINGS COMPANY, a corporation organized under the laws of Iowa (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to [name of registered owner or its registered assigns]
the principal sum of ___________ Dollars (the "Principal Amount") on May 15,
2008, and to pay interest thereon from May 16, 2003, or from the most recent
Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15,
2003, at the rate of 3.50% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 3.50% per annum (or, if lower, the maximum rate legally enforceable)
from the dates such amounts are due until they are paid or made available for payment; provided, further, that if a Registration Default (as defined in the
Registration Rights Agreement) occurs with respect to this Security, interest will accrue on this Security at a rate of 0.5% per annum from and including the date on which any such Registration Default shall occur, until but excluding the date on which all Registration Defaults have been cured. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this
Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such
Regular Record Date and may be paid to the Person in whose name this Security
(or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at any place of payment or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of
New York, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security
Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the United States; provided that such

                                   Exhibit D-3

Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET
FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES
HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the
Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                   Exhibit D-4

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                      MIDAMERICAN ENERGY HOLDINGS COMPANY

                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

Attest:

By:
   -------------------------------------
   Name:
   Title:

                                   Exhibit D-5

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                          as Trustee

Dated: __________                       By:
                                           -------------------------------------
                                           Authorized Signatory

                                   Exhibit D-6

          FORM OF REVERSE OF RESTRICTED DEFINITIVE SENIOR NOTE DUE 2008
                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                           3.50% Senior Notes due 2008

     1. GENERAL

     This Security is one of a duly authorized issue of Securities of the
Company (the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of October 4, 2002 (the "Original Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the Second Supplemental Indenture, dated as of May 16, 2003 (together with the
Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the
Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture.
This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $450,000,000.

     2. OPTIONAL REDEMPTION

     The Securities of this series are subject to redemption upon not less than
30 or more than 60 days' notice to the Holders of such Securities as provided in the Indenture, at any time, as a whole or in part, at the election of the
Company, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the
Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

     "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable
Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i)
the average of the bid and asked prices for the Comparable Treasury Issue
(expressed in each case as a percentage of its principal amount) on the third
Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the
Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for

                                   Exhibit D-7

U.S. Government Securities" or (ii) if such release (or any successor release)
is not published or does not contain such prices on such Business Day, the
Reference Treasury Dealer Quotation for such Redemption Date.

     "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

     "Reference Treasury Dealer" means a primary U.S. government securities dealer in New York City appointed by the Company.

     "Reference Treasury Dealer Quotation" means, with respect to the Reference
Treasury Dealer and any Redemption Date, the average, as determined by the
Company, of the bid and asked prices for the Comparable Treasury Issue
(expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

     Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

     If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the
Trustee in any manner the Trustee deems fair and appropriate.

     Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

     3. DEFEASANCE

     The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

     4. DEFAULTS AND REMEDIES

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the
Indenture. At any time after such declaration of acceleration with respect to
Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on behalf of all of the Holders, but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                                   Exhibit D-8

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of
Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time
Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c)
such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the
Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice and offer of indemnity from the Holder, and request from the Holders, shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the
Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     5. AMENDMENT AND WAIVER

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the
Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the
Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     6. TRANSFER AND EXCHANGE; DENOMINATIONS

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the
Security Registrar duly executed by, the Holder hereof or his attorney duly

                                   Exhibit D-9

authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of the series of which this Security is a part are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the
Company, the Trustee and any agent of the Company or the Trustee may treat the
Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the
Trustee nor any such agent shall be affected by notice to the contrary.

     7. SUCCESSOR OBLIGORS

     When a successor assumes all the obligations of its predecessor under the
Securities of this series and the Indenture in accordance with the terms of the
Indenture, the predecessor will be released from those obligations.

     8. TRUSTEE DEALINGS WITH THE COMPANY

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

     9. NO RECOURSE AGAINST OTHERS

     No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the
Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the
Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

     10. AUTHENTICATION

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

                                   Exhibit D-10

     11. CUSIP NUMBERS

     Pursuant to a recommendation promulgated by the Committee on Uniform
Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the
Securities of this series.

     12. GOVERNING LAW

     This Security shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General
Obligations Law, but otherwise without regard to the principles of conflict of laws thereof.

     13. DEFINED TERMS

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   Exhibit D-11

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to a Change of Control Offer made in accordance with
Section 10.10 of the Original Indenture, check the applicable boxes:

     I wish to have the Securities purchased by the Company:

          [ ]  in whole

          [ ]  in part

          Amount to be
          purchased:    $________________

Dated:                            Signature:
      ---------------------                 ------------------------------------
                                             (sign exactly as your name appears
                                             on the other side of this Security)

Signature
Guarantee:        ______________________________

(Your signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Securities
Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion
Signature Program ("MSP") or such other signature guarantee program as may be determined by the Securities Registrar in addition to, or in substitution for,
STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number:
                               ----------------------------------

                                   Exhibit D-12

                                                                       EXHIBIT E

                  FORM OF FACE OF SENIOR EXCHANGE NOTE DUE 2008
                        OR PRIVATE EXCHANGE NOTE DUE 2008

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                           3.50% Senior Notes due 2008

                                                                $[             ]

No. [__]                                                   CUSIP No. 59562V AH 0
                                                           ISIN No. US59562VAH06

     MIDAMERICAN ENERGY HOLDINGS COMPANY, a corporation organized under the laws of Iowa (the "Company," which term includes any successor corporation under the
Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., or registered assigns, the principal amount of [________] Dollars
(such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal
Amount") on May 15, 2008, and to pay interest thereon from May 16, 2003, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing
November 15, 2003, at the rate of 3.50% per annum, until the Principal Amount hereof is paid or made available for payment; provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of 3.50% per annum (or, if lower, the maximum rate legally enforceable) from the dates such amounts are due until they are paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a
Business Day), as the case may be, immediately preceding such Interest Payment
Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more
Predecessor Securities) is registered at the close of business on a Special
Record Date for the payment of such Defaulted Interest to be fixed by the
Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at any place of payment or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of
New York, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts, provided, however, that, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security
Register. Payment of interest, if any, in respect of this Security may also be made, in the case of a Holder

                                   Exhibit E-1

of at least U.S. $1,000,000 aggregate principal amount of Securities, by wire transfer to a U.S. Dollar account maintained by the Holder with a bank in the
United States; provided that such Holder elects payment by wire transfer by giving written notice to the Trustee or Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET
FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES
HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the
Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                   Exhibit E-2

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                          MIDAMERICAN ENERGY HOLDINGS COMPANY

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

Attest:

By:
   -----------------------------------
   Name:
   Title:

                                   Exhibit E-3

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                          as Trustee

Dated:                                  By:
      ---------------------------          ------------------------------------
                                           Authorized Signatory

                                   Exhibit E-4

                FORM OF REVERSE OF SENIOR EXCHANGE NOTE DUE 2008
                        OR PRIVATE EXCHANGE NOTE DUE 2008

                       MIDAMERICAN ENERGY HOLDINGS COMPANY
                           3.50% Senior Notes due 2008

     1. GENERAL

     This Security is one of a duly authorized issue of Securities of the
Company (the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of October 4, 2002 (the "Original Indenture"), between the Company and The Bank of New York, as trustee (the "Trustee," which term includes any successor trustee under the Original Indenture), as supplemented by the Second Supplemental Indenture, dated as of May 16, 2003 (together with the
Original Indenture, the "Indenture") between the Company and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the
Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture which are not defined herein are used with the meanings assigned to them in the Indenture.
This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $450,000,000.

     2. OPTIONAL REDEMPTION

     The Securities of this series are subject to redemption upon not less than
30 or more than 60 days' notice to the Holders of such Securities as provided in the Indenture, at any time, as a whole or in part, at the election of the
Company, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the
Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the Redemption Date.

     "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable
Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i)
the average of the bid and asked prices for the Comparable Treasury Issue
(expressed in each case as a percentage of its principal amount) on the third
Business Day in New York City preceding such

                                   Exhibit E-5

Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated
"Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such
Redemption Date.

     "Independent Investment Banker" means an investment banking institution of international standing appointed by the Company.

     "Reference Treasury Dealer" means a primary U.S. government securities dealer in New York City appointed by the Company.

     "Reference Treasury Dealer Quotation" means, with respect to the Reference
Treasury Dealer and any Redemption Date, the average, as determined by the
Company, of the bid and asked prices for the Comparable Treasury Issue
(expressed in each case as a percentage of its principal amount and quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

     Notice of redemption pursuant to this paragraph 2 shall be given as provided for in the Indenture not less than 30 days nor more than 60 days prior to the Redemption Date.

     If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the
Trustee in any manner the Trustee deems fair and appropriate.

     Unless the Company defaults in payment of the Redemption Price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect of such Securities of this series except the right to receive the Redemption Price thereof.

     3. DEFEASANCE

     The Indenture contains provisions for defeasance of (a) the entire indebtedness of this Security and (b) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

     4. DEFAULTS AND REMEDIES

     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the
Indenture. At any time after such declaration of acceleration with respect to
Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then and in every such case, the Holders of a majority in aggregate principal amount of the Outstanding securities of such series may, by written notice to the Company and to the Trustee, rescind and annul such declaration and its consequences on

                                   Exhibit E-6

behalf of all of the Holders, but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (a) such Holder shall have previously given the Trustee written notice of a continuing Event of
Default with respect to the Securities, (b) the Holders of not less than 33% or a majority, as applicable, in principal amount of the Securities at the time
Outstanding under the Indenture shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee, (c)
such Holder shall have offered the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (d) the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding under the
Indenture a direction inconsistent with such request and (e) the Trustee for 90 days after its receipt of such notice and offer of indemnity from the Holder, and request from the Holders, shall have failed to institute any such proceeding. The foregoing shall not apply to certain suits described in the
Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     5. AMENDMENT AND WAIVER

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of any series at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the
Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the
Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     6. TRANSFER AND EXCHANGE; DENOMINATIONS

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the

                                   Exhibit E-7

principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities of the series of which this Security is a part are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple of $1,000.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the
Company, the Trustee and any agent of the Company or the Trustee may treat the
Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the
Trustee nor any such agent shall be affected by notice to the contrary.

     7. SUCCESSOR OBLIGORS

     When a successor assumes all the obligations of its predecessor under the
Securities of this series and the Indenture in accordance with the terms of the
Indenture, the predecessor will be released from those obligations.

     8. TRUSTEE DEALINGS WITH THE COMPANY

     The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

     9. NO RECOURSE AGAINST OTHERS

     No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the
Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the
Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

     10. AUTHENTICATION

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

                                   Exhibit E-8

     11. CUSIP NUMBERS

     Pursuant to a recommendation promulgated by the Committee on Uniform
Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the
Securities of this series.

     12. GOVERNING LAW

     This Security shall be governed by and construed in accordance with the laws of the State of New York, including Section 5-1401 of the New York General
Obligations Law, but otherwise without regard to the principles of conflict of laws thereof.

     13. DEFINED TERMS

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                   Exhibit E-9

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you wish to elect to have all or any portion of the Securities purchased by the Company pursuant to a Change of Control Offer made in accordance with
Section 10.10 of the Original Indenture, check the applicable boxes:

     I wish to have the Securities purchased by the Company:

          [ ]  in whole

          [ ]  in part

          Amount to be
          purchased:    $________________

Dated:                             Signature:
      -------------------                    -----------------------------------
                                             (sign exactly as your name appears
                                             on the other side of this Security)

Signature
Guarantee:        ______________________________

(Your signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Securities
Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion
Signature Program ("MSP") or such other signature guarantee program as may be determined by the Securities Registrar in addition to, or in substitution for,
STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Social Security Number or
Taxpayer Identification Number:
                               ----------------------------------

                                   Exhibit E-10